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                                                           Exhibit 23.1

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
            -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K for the year ended February 1, 1997, into the Company's previously filed Registration Statements on Form S-8 (No. 333-02559).



ARTHUR ANDERSEN LLP
St. Louis, Missouri
April 24, 1997










































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